Exhibit 10.1

CHAPEAU, INC.

PROMISSORY NOTE CONVERSION AND
COMMON STOCK PURCHASE AGREEMENT

This Promissory Note Conversion And Common Stock Purchase Agreement (“Agreement”) is entered into on December 31, 2006, with an effective date of December 31, 2006 (“Effective Date”), by and between Chapeau, Inc., a Utah corporation (the “Company”), and _____________________________ (“Purchaser”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Conversion; and Issuance of Common Stock. Subject to the terms and conditions of this Agreement:

(a)   The Company and the Purchaser hereby agree that on the Effective Date any and all principal sum outstanding as of the Effective Date owing by the Company to the Purchaser under that certain Convertible Promissory Note, effective _____________________, by and between the Company, as debtor, and the Purchaser, as lender (the “Note”), shall be converted into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a conversion price equal to $1.25 per share, upon the execution of this Agreement by the Company and the Purchaser and the receipt by the Company of the original of the Note for cancellation by the Company.

(b)   The Company hereby agrees to issue to and in the name of the Purchaser and cause such issuance to be recorded on the books and records of the Company, and the Purchaser hereby agrees to receive and accept from the Company, ____________ (_____________) shares of Common Stock, in consideration for conversion and cancellation of the Note representing an aggregate of ___________________ ($___________) of principal on the Note. No fractional shares of Common Stock shall be issued upon conversion of the Note. In lieu of the Company issuing any fractional shares of Common Stock to the Purchaser upon the conversion, the Company shall pay to the Purchaser in cash an amount equal to the product obtained by multiplying the applicable conversion price set forth in Section 1(a) above, by the fractional interest of shares of Common Stock otherwise owing to the Purchaser upon conversion.

(c)   In further consideration for the cancellation of the Note, the Company hereby agrees to pay the Purchaser an aggregate of ______________ ($___________) in installments on such dates and in such dollar amounts as is set forth on Appendix I attached hereto and incorporated herein.

(d)   In conjunction with the conversion, Company and Purchaser agree to take any and all such actions as shall be necessary to release the security interest in the Company’s assets created upon execution, including, but not limited to, all requisite filings under the Uniform Commercial Code.

(e)   Upon conversion in accordance with this Section 1, the Note shall be of no further force and effect and the Company shall be forever released from any and all of its obligations and liabilities under the Note.

2.    Restriction Against Transfer. Purchaser agrees that it will not transfer, assign, hypothecate, or in any way dispose of any of the Common Stock, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, without the prior written consent of the Company, except to the extent that a transfer is made in accordance with the terms of this Agreement. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee.

3.    Obligations of Subsequent Transferees. On the occurrence of a transfer of any Common Stock pursuant to the terms of this Agreement, the transferee shall execute an agreement to be bound by the restrictions on transfer set forth in this Agreement.

4.    Notices. All notices required or desired to be given pursuant to this Agreement shall be in writing and shall be personally served (including by commercial delivery or courier service) or given by mail. Any notice given by mail shall be deemed to have been given and received when ninety-six (96) hours have elapsed from the time such notice was deposited in the United States mails, certified or registered and first-class postage prepaid, addressed, if intended to a party to this Agreement, at the address set forth below its signature or to such other address as such party may have designated by like written notice to each of the other parties from time to time.

5.    Restriction on Certificates. All certificates representing Common Stock subject to the provisions of this Agreement shall have endorsed thereon, among others, the following legends:

(a)   “THESE SHARES OF COMMON STOCK HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF THE VARIOUS STATES, AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDER THEREOF AT ANY TIME, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, FILED UNDER THE ACT COVERING THE SHARES OF COMMON STOCK, OR (2) UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT THE SHARES OF COMMON STOCK MAY BE TRANSFERRED WITHOUT REGISTRATION”; and

(b)   Any other legend required to be placed thereon by state and federal securities authorities.

6.    Purchaser Representations and Warranties. Purchaser acknowledges that the Common Stock has not been registered under the Securities Act of 1933, as amended, (the “Act”) in reliance upon certain exemptions from registration under the Act. In connection therewith, Purchaser represents and warrants to the Company as follows:

(a)   Purchaser either has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect its own interests in connection with the transaction contemplated by this Agreement.

(b)   Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Act.

(c)   Purchaser recognizes that an investment in the Company involves substantial risks. Purchaser has taken full cognizance of and understands all of the risks related to the acquisition of the Common Stock. Purchaser acknowledges that it has successfully considered and has, to the extent Purchaser believes such discussion necessary, discussed with Purchaser’s professional, legal, financial and tax advisers, the suitability of an investment in the Company’s Common Stock for Purchaser’s particular financial and tax situation and has determined that the Common Stock is a suitable investment for him.

(d)   Purchaser acknowledges that it has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and its investment in the Common Stock of the Company. Any questions raised by Purchaser have been answers to the satisfaction of Purchaser. The Company has made available to Purchaser all documents and information that Purchaser has requested relating to an investment in the Common Stock of the Company.

(e)   Purchaser represents and warrants to the Company that it is acquiring the Common Stock for its own account, for investment only, and not with a view to, or for resale in connection with, any distribution thereof. Purchaser represents and warrants that it does not have any present intention of selling or otherwise transferring the Common Stock or any interest therein. Purchaser acknowledges and agrees that the Common Stock may not be sold, transferred, pledged or otherwise disposed of without registration under the Act and applicable state securities laws or in accordance with applicable exemptions therefrom.

(f)    Purchaser acknowledges that no representations, warranties, covenants or promises have been made concerning the marketability or value of the Common Stock. The Company has not agreed with, represented or covenanted to Purchaser that the Common Stock will be purchased or redeemed from Purchaser at any time in the future. There have been no representations, warranties, promises, covenants or agreements that the Common Stock will be registered under the Act at any time in the future or otherwise qualified for sale under applicable securities laws. Purchaser acknowledges that it may be required to bear the economic risk of an investment in the Company’s Common Stock for an indefinite period of time.

(g)   The representations and warranties made by Purchaser herein are made by Purchaser with the intent that they be relied upon by the Company in determining the suitability of Purchaser as an acquirer of the Common Stock. In addition, Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to Purchaser set forth herein. Purchaser hereby agrees that such representations and warranties and any agreement, undertakings and acknowledgments herein shall survive the acquisition of the Common Stock, and Purchaser hereby agrees to indemnify the Company, each of its affiliates and each of its and their respective officers and directors and hold them harmless from and against any and all loss, damages, liability or expense, including costs and reasonable attorneys’ fees, which they may incur by reason of or in connection with any misrepresentation or breach of representation, warranty or covenant of Purchaser set forth in this Agreement.

7.    Federal Law Restrictions on Transfer. Without in any way limiting the representations and warranties set forth above or reducing any rights of the Company herein, Purchaser agrees not to make any disposition of all or any portion of the Common Stock unless and until:

(a)   There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(b)   Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if so requested by the Company, shall have furnished the Company with an opinion of Purchaser’s counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence.

8.    Stop Transfer Instructions; Refusal to Transfer. Purchaser agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, with respect to such certificates or instruments and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (i) to transfer on its books any Common Stock that has been sold or otherwise transferred in violation of any of the provisions of this Agreement or any other restrictions on transfer then applicable to the Common Stock or (ii) to treat as owner of such Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Stock shall have been so transferred.

9.    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, Purchaser agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters.

10.     Piggy-back Registration Rights.

(a)   If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Purchaser) any of its securities under the Act in connection with the public offering of such securities solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Common Stock, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the Act), the Company shall, each such time, promptly give Purchaser written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of Purchaser given within twenty (20) business days after delivery of such written notice by the Company, the Company shall use its reasonable efforts to cause to be registered under the Act all of the Common Stock that Purchaser has requested to be registered.

(b)   In connection with an offering pursuant to Section 10(a) including an underwriting of shares of the Company’s capital stock, the right of Purchaser to registration pursuant to Section 10(a) shall be conditioned upon Purchaser’s participation in such underwriting and the inclusion of Purchaser’s Common Stock in the underwriting to the extent provided herein. Purchaser shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of Section 10(a), if the underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Common Stock from such registration and underwriting and the Company shall so advise all persons requesting registration.

11.     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.

12.	Miscellaneous.

(a)   Further Assurances. The parties agree to execute any additional instruments and to take any additional action as may reasonably be necessary to carry out the intent of this Agreement.

(b)   Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth in this Agreement, be binding upon Purchaser, its heirs, executors, administrators, successors, and assigns.

(c)   Entire Agreement; Amendment. This Agreement, together with any exhibits hereto, constitute the entire agreement of the parties with respect to the subject matter hereof and thereof. No amendment or variation of the terms of this Agreement, with or without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

(d)   Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely in California. To the extent that any of the agreements set forth herein, or any word, phrase, clause, or sentence thereof shall be found to be illegal or unenforceable for any reason, such agreement, word, phrase, clause, or sentence shall be modified or, if necessary, deleted in such a manner so as to make the Agreement, as modified, legal and enforceable under applicable laws.

(e)   Counterparts. This Agreement may be executed in counterparts, each of which when executed and delivered will be deemed to be an original but all of which taken together will constitute one and the same Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
Chapeau, Inc.

Signed by: Guy Archbold
Title: Chief Executive Officer
Address: 1190 Suncast Lane, Suite 2
El Dorado Hills, CA 95762

Purchaser

Signed by: _______________
Title:
Address:

APPENDIX I

Payment Schedule

DATE OF PAYMENT	AMOUNT OF PAYMENT

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$
$
$
$
$
$
$
$
$
$
$
Total	$